                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Fifth Amendment to Amended and Restated Credit Agreement (this "Amendment") is entered into as of January 26, 1996 among SHOREWOOD PACKAGING CORPORATION (the "U.S. Borrower") and SHOREWOOD CORPORATION OF CANADA LIMITED (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower are referred to as the "Borrowers"), NATIONSBANK, N.A. (formerly known as NationsBank, N.A. (Carolinas) and NationsBank of North Carolina, N.A.), as Administrative Agent, THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 25, 1994 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 22, 1994, that certain Third Amendment to Amended and Restated Credit Agreement dated as of July 28, 1995, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 12, 1995, the "Credit Agreement").

         B. The Borrowers have requested, and the Lenders have agreed, to amend the terms of the Credit Agreement as set forth below.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Fixed Charge Coverage.

         a. Subsection (b) of Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b)      Fixed Charge Coverage.

                           (i) At the end of the fiscal quarters ending closest
                  to January 31, 1996 and April 30, 1996, for the four fiscal quarter period ending on each of such dates, the Fixed Charge Ratio shall not be less than 1.25 to 1.0; and

                           (ii) At the end of each fiscal quarter thereafter,
                  for the four fiscal quarter period ending on that date, the Fixed Charge Ratio shall not be less than 1.50 to 1.0.

2. Representations and Warranties. Borrowers hereby represent and warrant to the Agents and the Lenders that (a) subsequent to the execution and delivery of this Fifth Amendment, no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents; (b) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; (c) the liens created and evidenced by the Loan Documents (including, without limitation, the Stock Pledge Agreements) are valid and existing liens of the recited priority; and (d) since the date of the last financial statements of Borrowers delivered to Lenders, no material adverse change has occurred in the business, financial or other conditions of Borrowers.

3. Effect of Amendment. Except as expressly modified and amended in this Fifth Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

4. Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

5. ENTIRETY. THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         This Fifth Amendment shall be deemed to be effective as of January 26, 1996.

                                             BORROWERS:

                                             SHOREWOOD PACKAGING CORPORATION


                                             By:____________________________
                                             Name:   Howard M. Liebman
                                             Title:  Executive Vice President &
                                                     Chief Financial Officer



                                             SHOREWOOD CORPORATION OF CANADA,
                                             LIMITED


                                             By:____________________________
                                             Name:  Howard M. Liebman
                                             Title: Vice President


                                             LENDERS:

                                             NATIONSBANK, N.A. (formerly known
                                             as NationsBank, N.A. (Carolinas)
                                             and NationsBank of North Carolina),
                                             N.A., in its capacity as
                                             Administrative Agent and as a
                                             Lender


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________


                                             THE BANK OF NOVA SCOTIA, in its
                                             capacity as Canadian Administrative
                                             Agent and as a Lender


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                             [signatures continued]

                                             CREDITANSTALT-BANKVEREIN


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             CRESTAR BANK


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             UNITED STATES NATIONAL BANK OF
                                             OREGON


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             THE CHASE MANHATTAN BANK, N.A.


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             BANQUE PARIBAS


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                             [signatures continued]

                                             SUMITOMO BANK, LIMITED, CHICAGO
                                             BRANCH


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             NATWEST BANK N.A.


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             THE BANK OF NEW YORK


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this Fifth Amendment and agree that this Fifth Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under their respective Guaranty Agreements.

                                             SHOREWOOD TECHNOLOGIES, INC.



                                             By:____________________________
                                             Name:   Howard M. Liebman
                                             Title:  Vice President & Treasurer


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             GEORGIA


                                             By:______________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             SHOREWOOD PACKAGING OF NORTH
                                             CAROLINA, INC.


                                             By:_______________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             SPC COMPANY OF VIRGINIA, INC.
                                             (f/k/a SHOREWOOD PACKAGING OF
                                             VIRGINIA, INC.)


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer

                             [signatures continued]

                                             SHOREWOOD PACKAGING OF CALIFORNIA,
                                             INC.


                                             By:_______________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer



                                             SHOREWOOD PACKAGING COMPANY OF
                                             ILLINOIS, INC.


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             SHOREWOOD TRANSPORT, INC.


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer



                                             SHOREWOOD PACKAGING OF DELAWARE,
                                             INC.


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Vice President & Treasurer


                                             SHOR-WRAP, INC.


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer

                             [signatures continued]

                                             SHOREWOOD PACKAGING CORPORATION OF
                                             ALABAMA


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             NEW YORK


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer



                                             SHOREWOOD ACQUISITION CORP. OF
                                             DELAWARE


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             VIRGINIA (f/k/a SHOREWOOD
                                             PAPERBOARD CORPORATION OF VIRGINIA


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             SPC COMPANY OF NEW YORK, INC.
                                             (f/k/a SHOREWOOD PAPERBOARD
                                             CORPORATION OF NEW YORK)


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer

                             [signatures continued]

                                             SHOREWOOD PACKAGING CORPORATION OF
                                             CONNECTICUT, (f/k/a
                                             SHOREWOOD/HEMINWAY SET-UP BOX
                                             CORPORATION)


                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President &
                                                    Chief Financial Officer


                                             TORONTO CARTON CORPORATION LIMITED

                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Vice President



                                             SPC CORPORATION LIMITED (f/k/a
                                             SHOREWOOD PAPERBOARD CORPORATION
                                             LIMITED)

                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Vice President


                                             SHOREWOOD PACKAGING CORP. OF CANADA
                                             LIMITED

                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Vice President



                                             SHOREWOOD PACKAGING CORPORATION OF
                                             OREGON

                                             By:________________________________
                                             Name:  Howard M. Liebman
                                             Title: Executive Vice President